                                                                 EXHIBIT 10.30.1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                       AMENDMENT NO. 1 TO SUPPLY AGREEMENT

     This Amendment No. 1 to the Supply Agreement (this "AMENDMENT") is dated as of July 16, 2006, and is made by and between SHOWA DENKO K.K.("SHOWA DENKO"), with offices located at Chiba, Ichihara, Japan and Western Digital Technologies, Inc., a Delaware corporation ("WESTERN DIGITAL").

                                    RECITALS

     A. WESTERN DIGITAL and SHOWA DENKO previously executed a supply agreement effective as of August 17, 2005 (the "Supply Agreement").

     B. WESTERN DIGITAL and SHOWA DENKO now desire to amend the Agreement in the manner and upon the terms and conditions hereinafter provided in this Amendment.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties executing this Amendment hereby agree as follows:

                                    AGREEMENT

     1. DEFINED TERMS. Capitalized terms not defined herein shall have the meanings set forth in the Supply Agreement.

     2. TERM. The first sentence of Section 2.1 of the Supply Agreement (Term) is hereby deleted in its entirety and replaced with the following:

          The term of this agreement shall commence on the Effective Date and expire on June 30, 2009 (the "TERM").

     3. DESIGN QUALIFICATION. The last sentence of Section 2.5 of the Supply Agreement (Design Qualification) is hereby deleted in its entirety and replaced with the following:

          [***]

     4. EXHIBIT 3.2. Exhibit 3.2 of the Supply Agreement is hereby deleted in its entirety and replaced with the table in Exhibit 3.2 attached hereto.

     5. EXHIBIT 3.3. Exhibit 3.3 of the Supply Agreement is hereby deleted in its entirety and replaced with the table in Exhibit 3.3 attached hereto.

     6. CONDITIONS. The effectiveness of this Amendment shall be conditioned upon 1) approval from WDC's board of directors and 2) approval from [***]. Notwithstanding anything herein to the contrary, this Amendment shall have no force or effect unless or until such approvals have been received.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

     7. RATIFICATION OF SUPPLY AGREEMENT. In the event of an inconsistency between the terms of this Amendment and the terms of the Supply Agreement, the terms of this Amendment shall control. Except as amended hereby, the Supply Agreement is ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms without modification.

     8. CONFIDENTIALITY. Each party agrees that the terms and conditions, but not the existence, of this Amendment will be treated as the other's Confidential Information subject to Section 22.1 of the Supply Agreement

     9. ENTIRE AGREEMENT. The VPA, Exhibits, and specific Purchase Orders and Pull Requests and this Amendment No. 3 set forth the complete agreement between the parties regarding their subject matter and replace all prior or contemporaneous communications, understandings or agreements, written or oral, about this subject.

     10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be considered one and the same instrument. A photocopy of a signature or a facsimile of a signature shall be as valid as an original.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representatives as of the Effective Date.

                                        WESTERN DIGITAL TECHNOLOGIES, INC.


                                        By: /s/ Richard Thomas
                                            ------------------------------------
                                        Name: Richard Thomas
                                        Title: Executive Director Asia Materials


                                        SHOWA DENKO K.K.


                                        By: /s/ Kenichi Izumi
                                            ------------------------------------
                                        Name: Kenichi Izumi
                                        Title: General Manager, HD Division

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT 3.2

                              PRODUCT UNIT VOLUMES

    QUARTER       PRODUCT UNIT VOLUME
    -------       -------------------
                     (IN MILLIONS)
FQ2/06 (CQ4/05)          [***]
FQ3/06 (CQ1/06)          [***]
FQ4/06 (CQ2/06)          [***]
FQ1/07 (CQ3/06)          [***]
FQ2/07 (CQ4/06)          [***]
FQ3/07 (CQ1/07)          [***]
FQ4/07 (CQ2/07)          [***]
FQ1/08 (CQ3/07)          [***]
FQ2/08 (CQ4/07)          [***]
FQ3/08 (CQ1/08)          [***]
FQ4/08 (CQ2/08)          [***]
FQ1/09 (CQ3/08)          [***]
FQ2/09 (CQ4/08)          [***]
FQ3/09 (CQ1/09)          [***]
FQ4/09 (CQ2/09)          [***]

Any increases in unit volumes per quarter mutually agreed to by the parties and any additional [***] associated therewith shall be set forth in an amendment to this Exhibit 3.2 shall be made in accordance with the Agreement and signed by the parties.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                         WESTERN DIGITAL FISCAL QUARTERS

Month                   Start Date    End Date   Weeks
-----                   ----------   ---------   -----
FISCAL QUARTER 1 2006
July 2005               07/02/2005    07/29/05     4
August 2005               07/30/05    08/26/05     4
September 2005            08/27/05    09/30/05     5

FISCAL QUARTER 2 2006
October 2005              10/01/05    10/28/05     4
November 2005             10/29/05    11/25/05     4
December 2005             11/26/05    12/30/05     5

FISCAL QUARTER 3 2006
January 2006              12/31/05    01/27/06     4
February 2006             01/28/06    02/24/06     4
March 2006                02/25/06    03/31/06     5

FISCAL QUARTER 4 2006
April 2006                04/01/06    04/28/06     4
May 2006                  04/29/06    05/26/06     4
June 2006                 05/27/06    06/30/06     5

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

FISCAL QUARTER 1 2007
July 2006                   7/1/06     7/28/06     4
August 2006                7/29/06     8/25/06     4
September 2006             8/26/06     9/29/06     5

FISCAL QUARTER 2 2007
October 2006               9/30/06    10/27/06     4
November 2006             10/28/06    11/24/06     4
December 2006             11/25/06    12/29/06     5

FISCAL QUARTER 3 2007
January 2007              12/30/06    01/26/07     4
February 2007             01/27/07    02/26/07     4
March 2007                02/24/07    03/30/07     5

FISCAL QUARTER 4 2007
April 2007               3/31/2007   4/27/2007     4
May 2007                 4/28/2007   5/25/2007     4
June 2007                5/26/2007   6/29/2007     5

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

FISCAL QUARTER 1 2008
July 2007                   7/1/07     7/28/07     4
August 2007                7/29/07     8/25/07     4
September 2007             8/26/07     9/29/07     5

FISCAL QUARTER 2 2008
October 2007               9/30/07    10/27/07     4
November 2007             10/28/07    11/24/07     4
December 2007             11/25/07    12/29/07     5

FISCAL QUARTER 3 2008
January 2008              12/30/07    01/26/08     4
February 2008             01/27/08    02/26/08     4
March 2008                02/24/08    03/30/08     5

FISCAL QUARTER 4 2008
April 2008               3/31/2008   4/27/2008     4
May 2008                 4/28/2008   5/25/2008     4
June 2008                5/26/2008   6/29/2008     5

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

FISCAL QUARTER 1 2009
July 2008                   7/1/08     7/28/08     4
August 2008                7/29/08     8/25/08     4
September 2008             8/26/08     9/29/08     5

FISCAL QUARTER 2 2009
October 2008               9/30/08    10/27/08     4
November 2008             10/28/08    11/24/08     4
December 2008             11/25/08    12/29/08     5

FISCAL QUARTER 3 2009
January 2009              12/30/08    01/26/09     4
February 2009             01/27/09    02/26/09     4
March 2009                02/24/09    03/30/09     5

FISCAL QUARTER 4 2009
April 2009               3/31/2009   4/27/2009     4
May 2009                 4/28/2009   5/25/2009     4
June 2009                5/26/2009   6/29/2009     5

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT 3.2
                                    CONTINUED

     A. [***]. WESTERN DIGITAL shall [***] the following [***] to SHOWA DENKO ([***]) in the [***] and on the dates set forth below, or, in total of [***] to be applied against [***] of Product in accordance with Section 1.1(b):

[***]NO.    DATE   [***]
--------   -----   -----
[***]      [***]   [***]
[***]      [***]   [***]
[***]      [***]   [***]
[***]      [***]   [***]
[***]      [***]   [***]
[***]      [***]   [***]

          WESTERN DIGITAL may delay [***] of any [***] until SHOWA DENKO [***]. The total [***] by SHOWA DENKO at any given time shall be called the "[***]." The parties acknowledge that the [***] have already been [***].

     B. [***] SCHEDULE. SHOWA DENKO shall [***] to WESTERN DIGITAL in the following [***] on the first business day of [***] as set forth below [***];. In the event the [***], SHOWA DENKO shall immediately [***] to WESTERN DIGITAL in the [***] of the [***].

        (in thousands)
        --------------
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]
[***]        [***]

     C. [***] RESTRICTION. The parties agree that it is their mutual intent that the [***] be used by SHOWA DENKO solely [***], and not for SHOWA DENKO'S general [***] purposes.

     D. Upon the occurrence of any of the following events, either party may immediately set off and recoup any debt it (including its subsidiaries or affiliates) owes the other party (including its subsidiaries and affiliates), regardless when payment is due, against any debt, credit or other obligation or liability payable [***] (regardless whether such debt, obligation or liability arose out of or relates to the Agreement:

          i)   Material Default under Section 12.1; or

          ii)  insolvency event as set forth in Section 12.2 of the Agreement;
               or

          iii) change in control event as set forth in Section 12.3 of the Agreement.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT 3.3

                                DEVELOPMENT [***]

                          [***] WD Facility or JIT HUB
                All MEDIA shipment trays to be returned to SHOWA

                            DEVELOPMENT [***] MATRIX
                                     ([***])

Samples [***]
F       [***]
D       [***]
V       [***]
LVM     [***]

    PRODUCT FAILING TO MEET GENERAL SPECIFICATIONS, MECHANICAL OR ELECTRICAL
     TESTING IS SUBJECT TO RTV FOR CREDIT OR REPLACEMENT AT WESTERN DIGITAL
                                   DISCRETION.

      DEVELOPMENT SCHEDULES ARE SUBJECT TO REVISION BASED ON TECHNICAL AND OPERATIONAL ISSUES. DETAILED SCHEDULES AND REQUIREMENTS CONCERNING SHOWA DENKO
     MEDIA WILL BE PUBLISHED TO SHOWA DENKO FOR EACH INDIVIDUAL PROGRAM AND
                              REVISED AS REQUIRED.

                                  VOLUME [***]
                                     ([***])

                                                                                         FQ3/08   FQ1/09   FQ309
                                                                                            &       &        &
        FQ2/06   FQ3/06   FQ4/06   FQ1/07   FQ2/07   FQ3/07   FQ4/07   FQ1/08   FQ2/08   FQ4/08   FQ2/09   FQ409
        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   -----
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]
[***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]    [***]   [***]

AL = ALUMINUM; GL = GLASS; SFF = SMALL FORM FACTOR, GLASS
TBD = [***] TO BE DETERMINED IN ACCORDANCE WITH THE TERMS SET FORTH BELOW

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ALL [***] DESIGNATED AS "TBD" (TO BE DETERMINED) IN THE TABLE ABOVE FOR MEDIA SHALL BE MUTUALLY AGREED BY THE PARTIES AND [***] AT THE TIME OF NEGOTIATION OR PURCHASE.

ALL [***] FOR [***] MEDIA SHALL BE IN ACCORDANCE WITH THE [***] SET FORTH IN
SECTION 3.3(A) OF THE AGREEMENT AND IN NO EVENT SHALL EXCEED THE [***].

ALL [***] FOR [***] MEDIA SHALL BE IN ACCORDANCE WITH THE [***] SET FORTH IN
SECTION 3.3(A) OF THE AGREEMENT [***] AND IN NO EVENT SHALL EXCEED THE [***].

NOTWITHSTANDING THE FOREGOING, SHOWA DENKO AND WESTERN DIGITAL AGREE TO [***] FOR ALL MEDIA IN ORDER FOR WESTERN DIGITAL TO [***].